Exhibit 99.2
Page ? 1 Volume and Market Share EPS Analysis Revenue and Gross Margin Note: Information is presented on a GAAP basis Note: Q1'08 actual EPS reflects the acquisition of Komag, Inc. and a one-time net tax charge of $60M. Q2'09 includes restructuring charge of $113M (r) (CHART) (CHART) (CHART) Note: Excludes WD TV Media Player, WD Livewire, SSD, media Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 FY07 FY07 FY07 FY07 FY08 FY08 FY08 FY08 FY09 FY09 FY09 FY09 FY10 FY10 FY10 FY10 FY11 TAM 115.0 118.8 113.0 111.8 133.6 143.7 131.6 131.9 145.8 123.8 111.4 135.4 152.4 160.4 163.3 156.2 164.6 Share 19.8% 20.7% 21.7% 22.3% 22.0% 23.9% 26.3% 26.7% 27.0% 28.6% 28.3% 29.5% 28.9% 30.9% 31.3% 31.8% 30.8% Volume (HDD) 22.7 24.5 24.5 24.9 29.4 34.2 34.5 35.2 39.4 35.5 31.6 40.0 44.1 49.5 51.1 49.7 50.7 ASP $56 $58 $58 $55 $59 $61 $59 $56 $53 $51 $50 $48 $49 $52 $51 $47 $46 Revenue $1,264 $1,428 $1,410 $1,367 $1,766 $2,204 $2,111 $1,993 $2,109 $1,823 $1,592 $1,928 $2,208 $2,619 $2,641 $2,382 $2,396 Gross Margin $218 $255 $222 $205 $323 $513 $477 $425 $424 $290 $253 $370 $514 $687 $665 $535 $437 Gross Margin % 17.3% 17.9% 15.7% 15.0% 18.3% 23.3% 22.6% 21.3% 20.1% 15.9% 15.9% 19.2% 23.3% 26.2% 25.2% 22.5% 18.2% R&D $75 $77 $75 $79 $91 $122 $123 $128 $133 $119 $125 $132 $142 $154 $160 $154 $167 SG&A $44 $56 $32 $47 $48 $59 $56 $56 $57 $42 $49 $52 $53 $60 $64 $88 $59 Other $ - $ - $ - $ - $49 $ - $ - $ - $ - $113 $18 ($23) $ - $ - $ - $ - $ - Total Operating Expenses $119 $133 $107 $126 $188 $181 $179 $184 $190 $274 $192 $161 $195 $214 $224 $242 $226 Operating Income $99 $122 $115 $79 $135 $332 $298 $241 $234 $16 $61 $209 $319 $473 $441 $293 $211 Net Income $103 $128 $121 $212 $69 $305 $280 $213 $211 $14 $50 $196 $288 $429 $400 $265 $197 EPS $0.46 $0.57 $0.53 $0.94 $0.31 $1.35 $1.23 $0.94 $0.93 $0.06 $0.22 $0.86 $1.25 $1.85 $1.71 $1.13 $0.84 Diluted Shares Outstanding 225 226 226 225 224 226 227 227 226 224 226 227 230 232 234 235 234 Top 10 Customers Revenue 48% 49% 46% 48% 46% 47% 48% 53% 51% 49% 47% 52% 56% 55% 51% 52% 50% Revenue by Channel OEM 52% 46% 47% 47% 50% 48% 50% 57% 56% 57% 48% 54% 52% 48% 49% 54% 50% Distributors 37% 37% 34% 36% 31% 34% 34% 24% 26% 21% 30% 29% 31% 30% 33% 29% 32% Retail 11% 17% 19% 17% 19% 18% 16% 19% 18% 22% 22% 17% 17% 22% 18% 17% 18% Revenue by Geography Americas 35% 38% 36% 40% 34% 32% 28% 29% 23% 23% 26% 24% 22% 25% 24% 25% 23% Europe 28% 32% 29% 26% 33% 32% 31% 25% 29% 29% 28% 22% 22% 25% 24% 21% 23% Asia 37% 30% 35% 34% 33% 36% 41% 46% 48% 48% 46% 54% 56% 50% 52% 54% 54% Compute Units Notebook 1.809 2.032 2.960 2.986 4.785 7.134 8.819 9.878 12.411 11.187 7.932 14.67 16.528 17.735 17.072 16.802 16.582 Desktop 16.351 16.519 15.399 15.731 16.674 18.331 17.834 15.863 17.484 14.225 14.659 16.349 18.282 19.290 21.461 20.282 20.918 Enterprise Units 0.688 0.943 0.978 1.127 1.281 1.280 1.324 1.266 1.203 1.005 0.973 1.308 1.669 2.170 2.356 2.346 2.319 Non-Compute Units Consumer Electronics 2.461 2.714 2.579 2.692 3.707 4.077 3.109 4.097 3.913 4.128 3.487 3.666 3.064 4.083 4.643 5.306 5.239 Branded 1.404 2.254 2.596 2.317 2.91 3.390 3.456 4.081 4.396 4.918 4.512 3.994 4.539 6.219 5.565 5.005 5.678 Total HDD Units 22.713 24.462 24.512 24.853 29.357 34.212 34.542 35.185 39.407 35.463 31.563 39.987 44.082 49.497 51.097 49.741 50.736 Amounts in millions; except per share amounts.

Page ? 2 (r) Free Cash Flow Return on Assets R&D and Capital Expenditures Gross vs. Net Cash & Cash Equivalents Business Model Gross Margin 18%-23% Operating Expense 9%-10% Operating Income 8%-14% Tax 6%-9% of Income Before Tax Capital Expenditures 7%-8% (+$200M in FY11 for conversion to 8" wafers) Inventory Turns 12-16 Turns Conversion Cycle 4-8 Days Note: Information is presented on a GAAP basis (CHART) (CHART) (CHART) (CHART) Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 FY07 FY07 FY07 FY07 FY08 FY08 FY08 FY08 FY09 FY09 FY09 FY09 FY10 FY10 FY10 FY10 FY11 Cash and Cash Equivalents $603 $676 $704 $700 $651 $917 $917 $1,104 $1,213 $1,376 $1,579 $1,794 $2,056 $2,435 $2,826 $2,734 $2,858 Debt $59 $49 $27 $22 $1,018 $775 $514 $509 $507 $504 $502 $482 $463 $444 $425 $400 $375 Net Cash and Cash Equivalents $544 $627 $677 $678 ($367) $142 $403 $595 $706 $872 $1,077 $1,312 $1,593 $1,991 $2,401 $2,334 $2,483 Cash Flow From Operations $115 $184 $164 $154 $219 $519 $431 $229 $301 $300 $355 $349 $434 $557 $588 $363 $390 Free Cash Flow $56 $74 $94 $69 $56 $350 $294 $83 $139 $160 $249 $238 $258 $358 $411 $178 $190 Capital Expenditures $59 $110 $70 $85 $163 $169 $137 $146 $162 $140 $106 $111 $176 $199 $177 $185 $200 Depreciation and Amortization $45 $50 $55 $61 $78 $111 $111 $113 $117 $122 $119 $122 $121 $126 $128 $134 $150 Accounts Receivable, Net $614 $668 $715 $697 $985 $1,086 $1,014 $1,010 $1,082 $926 $824 $926 $1,131 $1,365 $1,257 $1,256 $1,325 Inventory Raw Materials $33 $17 $12 $12 $165 $171 $153 $144 $129 $124 $104 $97 $96 $102 $115 $159 $155 Work in Process $81 $90 $86 $94 $145 $131 $131 $145 $168 $159 $152 $154 $173 $212 $254 $255 $266 Finished Goods $102 $158 $145 $153 $151 $157 $171 $167 $180 $163 $129 $125 $126 $139 $138 $146 $140 Inventory, Net $216 $265 $243 $259 $461 $459 $455 $456 $477 $446 $385 $376 $395 $453 $507 $560 $561 Property, Plant and Equipment, Net $598 $637 $672 $741 $1,516 $1,560 $1,529 $1,668 $1,674 $1,620 $1,570 $1,584 $1,625 $1,696 $1,756 $2,159 $2,245 Accounts Payable $750 $816 $851 $882 $1,106 $1,216 $1,144 $1,181 $1,215 $1,075 $1,001 $1,101 $1,342 $1,507 $1,508 $1,507 $1,703 Days Sales Outstanding 44 43 46 46 51 45 44 46 47 46 47 47 47 47 43 48 50 Days Inventory Outstanding 19 20 19 20 29 25 25 27 26 27 26 24 21 21 23 28 26 Days Payables Outstanding 65 63 65 69 70 66 64 69 66 64 68 69 72 71 69 74 79 Cash Conversion Cycle (2) - - (3) 10 4 5 4 7 9 5 2 (4) (3) (3) 2 (3) Inventory Turns 19 18 20 18 13 15 14 14 14 14 14 15 17 17 16 13 14 Shares Repurchased (millions) - - 2 3 1 - 2 - 1 - - - - - - - 2 Shares Repurchased $ $ - $ - $29 $45 $16 $ - $44 $ - $36 $ - $ - $ - $ - $ - $ - $ - $50 Remaining Amount Authorized $136 $136 $107 $62 $46 $46 $502 $502 $466 $466 $466 $466 $466 $466 $466 $466 $416 ROIC 35.8% 34.0% 32.3% 28.7% 27.3% 31.4% 33.8% 34.0% 33.5% 22.9% 14.9% 13.9% 15.3% 24.9% 31.2% 30.2% 26.4% ROA 20.1% 19.4% 18.7% 16.8% 16.4% 19.0% 20.7% 21.2% 21.1% 14.7% 9.8% 9.2% 10.4% 17.0% 21.2% 20.7% 18.1% Worldwide Headcount 25,687 27,055 27,277 29,572 41,263 42,534 41,876 50,072 51,409 50,838 43,898 45,991 52,208 55,128 61,803 62,500 62,817 Amounts in millions; except per share amounts.